授信總約定書
General Credit Agreement

借款人 美超微電腦股份有限公司 為向玉山銀行（包括總行及所屬各分支機構，以下簡稱貴行）申請辦理授信業務，茲邀同連帶保證人（以下簡稱保證人，與借款人合稱立約人）締結授信總約定書（以下簡稱本約定書）。立約人除與貴行另訂有授信相關約定書及依各種授信用途對貴行出立各項書類憑證外，特訂定本約定書，立約人對貴行一切授信往來以資綜括適用，其各項條款如下：

In consideration of the application of SUPER MICRO COMPUTER, INC. TAIWAN (the "**Borrower**") to E.SUN Bank (including the head office and its branches, hereinafter "**the Bank**") for a credit facility, the Borrower hereby invites the joint and several Guarantor (hereinafter "**the Guarantor**", who together with the Borrower is referred to as the Undersigned) to enter into this General Credit Agreement (hereinafter "**this Agreement**"). Unless otherwise agreed between the Undersigned and the Bank in a separate agreement or otherwise set forth in various documents or certificates submitted by the Undersigned to the Bank in accordance with the purpose of each extension of credit, this Agreement is applicable to all transactions undertaken between the Undersigned and the Bank, with the following terms and conditions:

壹、 共通條款

I. General Terms and Provisions

一、本約定書所稱一切債務，係指立約人對貴行所負之借款、墊款、承兌、票據、保證、委任保證、透支、貼現、買入光票、開發信用狀、進出口押匯、進出口外匯業務、應收帳款融資業務、應收帳款承購業務、金融商品交易約定書、信用卡契約、特約商店契約及其他一切基於與貴行為業務往來之基礎法律關係所發生之債務，暨其利息、遲延利息、違約金、手續費、損害賠償及其他從屬於主債務之負擔。

All liabilities referred to in this Agreement are borne by the Undersigned to the Bank and consist of loans, advances, acceptances, bills, guarantees, bank guarantees, overdrafts, discounts, clean bill purchases, letter of credit issuances, import and export negotiations, import and export foreign exchange transactions, accounts receivable financing, accounts receivable purchasing, Financial Derivatives Master Agreement, credit card agreements, merchant agreements and liabilities arising from the basic legal relationships of the Bank's business dealings, including interest, default interest, penalties, processing fees, damages, and other obligations deriving from primary liabilities.

二、立約人於名稱、組織、章程內容、印鑑、代表人、代表人權限範圍或其他足以影響貴行權益之變更情事發生時，應即以書面將變更情事通知貴行，並辦妥變更或註銷留存印鑑之手續，於未為前項通知及變更或註銷留存印鑑手續前與貴行所為之交易，立約人均願負其責任，如因而造成貴行損害時，並負賠償責任。

In event of change in the Undersigned's name, organization, articles of incorporation, company seal specimen, authorized representative, representative's scope of representation, or other change that influence the rights and interests of the Bank, the Undersigned shall inform the Bank of the change in writing and perform the procedure for changing or cancelling the company seal specimen filed with the Bank. The Undersigned agrees to be liable for all transactions with the Bank before the procedure for changing or cancelling the said seal specimen has been completed. The Undersigned is also liable for any damage the Bank may suffer.

三、立約人之住所如有變更，應即以書面通知貴行，如未為通知，除另有約定外，貴行將有關文書向本約定書所載或立約人最後通知貴行之住所，或貴行依法申請立約人最新戶籍謄本所載之戶籍地發出後，經通常之郵遞期間即視為到達。

The Undersigned shall immediately inform the Bank in writing of a change in address. In the event that the Undersigned fails to provide such notification, any mail and document sent by the Bank to the address specified in this Agreement or to the last known address as notified by the Undersigned or to the domicile indicated in the latest Household Registration Transcript of the Undersigned that the Bank applied for under the laws and regulations, shall be deemed to have been received by the Undersigned after the usual time of delivery.

立約人同意貴行為金融資產證券化目的而為債權讓與時，得以公告方式取代通知。

The Undersigned agrees when the Bank conducts assignment of debt for the purpose of financial asset securitization, the Bank may make a public announcement in lieu of notification.

四、本約定書、其他授信契據或相關文件，得以中文及英文製成，惟中文與英文內容不一致時，以中文為準。

This Agreement, other credit agreements, or related documents may be produced in Chinese and English. Where there is any discrepancy between the Chinese and English versions, the Chinese version shall govern.

五、立約人對貴行所負一切債務，如有下列情形之一時，無須由貴行事先通知或催告，貴行得隨時終止或減少

對立約人之授信額度或縮短授信期限，或視為全部到期：
For any of the Undersigned's liabilities to the Bank, in the event of any of the following circumstances, the Bank may, at any time, without advance notification or warning, terminate or reduce the Undersigned's credit facilities, or shorten the credit period, or deem all liabilities due and payable:

（一） 任何一宗債務不依約清償本金時。
When the Undersigned does not repay the principal of any liability as agreed;

（二） 依破產法或消費者債務清理條例聲請和解、聲請宣告破產、聲請公司重整、經票據交換所公告拒絕往來、停止營業，清理債務時。
When the Undersigned petitions for composition or adjudication of bankruptcy or corporate restructuring under the Bankruptcy Act or the Consumer Debt Clearance Regulations, or has been publically discredited by the Taiwan Clearing House, or has ceased operations, or is liquidating its liabilities;

（三） 依約定原負有提供擔保之義務而不提供時。
When the Undersigned is contractually obligated to provide collateral but fails to do so;

（四） 因死亡而其繼承人聲請法院進行限定繼承清算程序或拋棄繼承時。
When the Undersigned has died and there is a petition by the successors in court to conduct the limited succession liquidation procedure or to abandon succession;

（五） 因刑事而受沒收主要財產之宣告時。
When the Undersigned's main assets are subject to a confiscation decree due to a criminal offense;

（六） 在其他金融機構有債務逾期情形或提供貴行償償之票據到期未能兌現者。（本款為個別商議條款）
When the Undersigned has an overdue liability at another financial organization, or has provided a negotiable instrument to the Bank as reserve against compensation that cannot be cashed upon maturity (this subparagraph is individually negotiated);

（七） 貴行核定之資金用途所需之證照被停止或吊銷者。（本款為個別商議條款）
When the Undersigned's permissions or licenses needed for the uses of funds as approved by the Bank have been suspended or revoked (this subparagraph is individually negotiated);

（八） 立約人所提供之資料或所作之陳述虛偽不實或有所隱匿，或違反承諾事項，或立約人之財務及營運狀況發生重大變化，或依約定之償還來源發生中斷時。（本款為個別商議條款）
When the Undersigned has provided information or made representation that is misrepresentative or false or contains omissions or violates commitments, or when the Undersigned's financial or operating situation undergoes a drastic change, or when the agreed source of repayment is interrupted (this subparagraph is individually negotiated).

立約人對貴行所負一切債務，如有下列情形之一時，經貴行以合理期間通知或催告後，貴行得隨時終止或減少對立約人之授信額度或縮短授信期限，或視為全部到期：
For any of the Undersigned's liabilities to the Bank, in the event of any of the following circumstances, the Bank, following a reasonable period of notification or warning, may, at any time terminate or reduce the Undersigned's credit facilities, or shorten the credit period, or deem all liabilities due and payable:

（一） 任何一宗債務不依約繳付利息時。
When the Undersigned fails to pay interest on any liability as agreed;

（二） 擔保物被查封或擔保物滅失、價值減少或不敷擔保債權時。
When the Undersigned's collateral is attached, or has extinguished, decreased in value, or become insufficient to secure the creditor's rights;

（三） 立約人對貴行所負債務，其實際資金用途與貴行核定用途不符時。
When the Undersigned's actual uses of the funds with respect to the Undersigned's liability to the Bank does not conform to the uses approved by the Bank.

（四） 立約人財產受強制執行或假扣押、假處分或其他保全處分，致貴行有不能受償之虞時。
When the Undersigned's collateral is subject to compulsory enforcement, provisional attachment, provisional injunction, or other safeguard measures, such that there is a likelihood the Bank cannot be indemnified.

（五） 立約人或其負責人使用票據有退票未經辦理清償註記者。（本款為個別商議條款）
The Undersigned or its responsible person has a record of passing bad checks without making repayment (this subparagraph is individually negotiated).

六、授信往來期間，保證人因擔任立約人公司董事、監察人或其他有代表權之人而為保證債務者，若卸任前述職務，立約人未能將該事實通知貴行；或經通知，仍有保證人未能繼續以個人身分提供保證、貴行未同意更換保證人等情形，則貴行無須事先通知或催告，即得終止對立約人之授信額度或全部債務視為到期。如立約人怠於為前述通知，因而造成貴行損害時，立約人願負賠償責任。（本條為個別商議條款）
During the credit period, in the event that a Guarantor guarantees the liability in the capacity as a director,

supervisor or other representative of the Undersigned's company and retires from the given position afterwards, if the Undersigned fails to notify the Bank of such fact, or, upon informing the Bank, the said Guarantor remains unable in his/her individual capacity to continue providing the guarantee or the Bank does not agree to a substitution in guarantor, then the Bank may terminate the Undersigned's credit facilities and deem all liabilities as immediately due and payable without advance notification or warning. In the event that the Undersigned is negligent of the aforementioned notification, the Undersigned agrees to be liable for damage the Bank thereby suffers (this provision is individually negotiated).

七、凡立約人基於本約定書所生之本金、利息、遲延利息、違約金、損害賠償債務及其他從屬於主債務之負擔，保證人均願立於連帶債務人之地位負清償之責，保證人絕不自行退保，且絕不因立約人所出具之動用相關申請書類未經保證人簽章而拒絕履行保證責任。

For all principal, interest, default interest, penalties, liability for damages, and other obligations deriving from the primary liabilities pursuant to this Agreement, the Guarantor agrees to be liable for repayment as joint and several debtor. The Guarantor may not resign as Guarantor of his own accord, and may not refuse to perform his/her guarantee obligation for the reason that any documents related to Drawdown Application went unsigned by the Guarantor.

八、保證人所保證之債務，如立約人未依約履行，保證人當即負責，立即如數付清並同意貴行無須先就擔保物受償，得直接向保證人求償。

For any liability guaranteed by the Guarantor, if the Undersigned does not perform as agreed, the Guarantor will immediately be liable and immediately repay in full and agree that the Bank may directly seek compensation from the Guarantor without seeking compensation from the collateral.

九、立約人於違約情事發生時，不問債權債務之期間如何，貴行有權將立約人寄存貴行之各種存款及對貴行之一切債權（但支票存款除外）期前清償，並將期前清償之款項抵銷立約人對貴行所負之一切債務。

In the event of a violation of this Agreement by the Undersigned, regardless of the period of the creditor's rights or liabilities, the Bank has the right to prepay the Undersigned's various deposits at the Bank and the Undersigned's creditor's rights (excepting check deposits), and may also directly offset all the Undersigned's liabilities to the Bank with such prepayment.

立約人瞭解並同意立約人與貴行簽訂之支票存款約定書，係以立約人與貴行簽訂之任何約據發生任何違約情事，並經貴行依約主張減少授信額度或縮短授信期限或視為全部到期之權利，為解除條件。一旦解除條件成就，則前述之支票存款約定書當然失其效力，貴行應立即返還該支票存款戶所餘存之款項，並將所應返還之款項抵銷立約人對貴行所負之一切債務。

The Undersigned understands and agrees that, as specified in the Check Deposits Agreement signed between the Undersigned and the Bank, where there is any contractual violation of any agreement signed between the Undersigned and the Bank, and the Bank claims as agreed to reduce the credit limit or shorten the credit period or deem all liabilities due and payable, such event will constitute an event of termination. Once an event of termination occurs, the aforementioned Check Deposits Agreement will become void and the Bank shall immediately return the balance of the check deposits to the Undersigned, and may directly offset all the Undersigned's liabilities to the Bank with such refund.

貴行前兩項預定抵銷之意思表示，自貴行發出之抵銷通知到達或視為到達立約人後，溯及最初得為抵銷時發生效力。同時貴行發給立約人之存款憑單、摺簿、支票或其他憑證，於抵銷之範圍內失其效力。

For the Bank's expression of intent concerning the offset in the previous two paragraphs, once the Bank's notice to offset arrives or is deemed to have arrived, it is retroactively effective from the moment when the offset could be conducted. Concurrently, the deposit receipts, account books, checks and other certificates issued to the Undersigned by the Bank will become void within the amount of the offset.

十、立約人對貴行負擔數宗債務，而立約人或第三人所提出之給付不足清償全部債務者，應依序抵充費用、違約金、利息、本金，立約人並同意由貴行決定數宗債務抵充之先後順序。

In the event that the Undersigned bears multiple liabilities to the Bank and the Undersigned's or a third party's payments are insufficient to repay all liabilities, the payments received by the Bank shall be applied toward the satisfaction of the total indebtedness in the following order of priority: fees, penalties, interest, and principal. The Undersigned also agrees for the Bank to decide the repayment order for multiple liabilities.

十一、立約人願接受貴行因業務或確保債權之需，對授信用途之監督、業務財務之稽核、擔保品之查勘及保全及有關帳簿、報表（包括關係企業之綜合財務報表）、單據、文件之查詢。貴行認為必要時，並得要求立約人按期填送上開徵信資料，或提供經貴行認可會計師簽證之會計財務報表，及洽請該簽證會計師提供工作底稿，並將財務報表查核報告副本送達財團法人金融聯合徵信中心。但貴行並無監督、稽核、查勘、保全及查閱之義務。貴行認為立約人之財務結構應行改善時，得要求其為改善財務結構之行為，立約人應作合理之改善。

The Undersigned agrees that the Bank may, for the purpose of operational needs or ensuring debt protection, supervise the credit use, audit the business operation, investigate and preserve the collateral, and examine the relevant account books, statements (including the consolidated financial statements of affiliates), documents, files

and records. When the Bank deems necessary, the Bank may also demand that the Undersigned prepare and deliver on a periodical basis the above credit information, or provide an audited financial statement certified by an accountant approved by the Bank, and ask the accountant to provide working papers, and forward a copy of the audited financial statement report to the Joint Credit Information Center, yet the Bank does not have the obligation to supervise, audit, investigate, preserve, and examine the aforesaid. When the Bank deems that the Undersigned's financial structure shall be improved, it may demand that the Undersigned take action to improve its financial structure, and the Undersigned shall make reasonable improvements.

十二、 立約人同意貴行、財團法人金融聯合徵信中心、財團法人中小企業信用保證基金、票據交換所及國內外金融事務處理相關機構等機構，對於合於營業登記項目或章程所定業務之需要等特定目的，或依法令規定，得蒐集、處理、國際傳遞及利用立約人之個人資料。貴行並得於法令、主管機關相關規定許可範圍內，將立約人之個人資料提供予上開機構進行蒐集、處理、國際傳遞及利用。

The Undersigned agrees that the Bank, the Joint Credit Information Center, Small and Medium Enterprise Credit Guarantee Fund of Taiwan, the Taiwan Clearing House, as well as domestic or foreign financial transaction processing organizations may gather, process, conduct cross-border transfer of, and use the Undersigned's personal information for the specific purposes including but not limited to the registered business activities or the Article of Incorporation of the Undersigned, or in compliance with laws and regulations. The Bank may also, within the permitted scope of laws and related competent authorities' regulations, provide the Undersigned's personal information to the above organizations for gathering, processing, cross-border transfer and use.

立約人同意貴行於辦理授信業務之目的範圍內，得向財團法人金融聯合徵信中心蒐集、處理及利用立約人之進出口報關資訊、「勞工退休準備金資料提供金融機構處理辦法」第3條所定之必要資料，以及租賃與分期交易相關資訊。

The Undersigned agrees that the Bank, within the scope or purpose of conducting credit business, may gather, process and use the Undersigned's information concerning import and export declaration, necessary data as defined in Article 3 of the Regulations on Provision of Labor Retirement Reserve Fund Data to Financial Institutions, and rental and installment transactions from the Joint Credit Information Center.

立約人同意貴行於辦理衍生性金融商品業務之目的範圍內，得向財團法人金融聯合徵信中心蒐集、處理及利用立約人之衍生性金融商品額度及動支相關資訊。

The Undersigned agrees that the Bank may, within the scope or purpose of conducting derivative financial product business, gather, process, and use the Undersigned's information concerning derivative financial instrument amounts and drawings from the Joint Credit Information Center.

立約人同意貴行於辦理授信業務或無追索權應收帳款承購之目的範圍內，得向財團法人金融聯合徵信中心蒐集、處理及利用立約人之應收帳款融資（承購）業務資訊。

The Undersigned agrees that the Bank may, within the scope or purpose of conducting credit business or accounts receivable purchasing without recourse, gather, process, and use the Undersigned's information concerning accounts receivable financing/purchasing from the Joint Credit Information Center.

立約人同意貴行於辦理授信業務之目的範圍內，得代理立約人向地政機關申請立約人之第一類土地登記及地價資料謄本及其相關資料，並得於前揭特定目的必要範圍內為蒐集、處理及利用。

The Undersigned agrees that the Bank may, within the scope or purpose of conducting credit business, represent the Undersigned in applying to land administration agencies for the Undersigned's type 1 land registrations, and land value information transcripts and other related information, and may, within the necessary scope of the given purposes, gather, process, and use such information.

立約人同意貴行於辦理授信業務之目的範圍內，得經由財團法人金融聯合徵信中心介接查詢立約人於臺灣證券交易所股份有限公司之證券授信業務相關負面資料，並同意貴行、臺灣證券交易所股份有限公司及財團法人金融聯合徵信中心得蒐集、處理及利用包含個人資料之查詢紀錄。財團法人金融聯合徵信中心於介接服務目的完成後將停止處理及利用前揭證券授信業務負面資料。

The Undersigned agrees that the Bank may, within the scope or purpose of conducting credit business, inquire the negative information related to the security loan of the Undersigned from Taiwan Stock Exchange Corporation through an interface service of Joint Credit Information Center, and that the Taiwan Stock Exchange Corporation and the Joint Credit Information Center may gather, process, and use the inquiry records containing personal data. The Joint Credit Information Center will cease processing and using the aforementioned negative information related to the security loan of the Undersigned after the purpose of interface service fulfills.

十三、 立約人對貴行所負之各宗債務，其債權憑證如有遺失、滅失或毀損等情事，立約人願依貴行通知再立債權憑證，提供貴行收執，或依據貴行帳簿、傳票、電腦製作之單據、電子交易紀錄、債權憑證、往來文件影本、縮影本等所載金額履行債務。

For all the Undersigned's liabilities to the Bank, in the event of loss, destruction or damage to any creditor's right certificate, the Undersigned agrees to provide another credit certificate upon notice to the Bank for safekeeping, or

perform its obligation according to the amounts shown in the Bank's account books, slips, computer-generated documents, electronic transactions records, credit certificates, and copies or photocopies of correspondences.

十四、 凡持有貴行發給立約人之擔保物收據或保管證或立約人印鑑，前往貴行請求返還或更換擔保物及其有關文件者，均視為立約人之代理人，貴行得准予返還或更換之。但貴行明知其無代理權或可得而知者，不在此限。

For those who keeps a collateral receipt or certificate of custody issued by the Bank to the Undersigned or the Undersigned's seal and proceeds to the Bank to request the return or substitution of collateral and related documents, the Bank will deem them as the Undersigned's representative and may approve their return or substitution request, except where the Bank knew, or might know of the absence of authority at the time.

十五、 立約人同意貴行為債權讓與需要之特定目的，得將立約人債務相關資料提供予該債權受讓人及債權鑑價查核人，惟請貴行督促該資料利用人應遵照銀行法、個人資料保護法及其他相關法令之保密規定，不得將該等有關資料洩漏予第三人。

The Undersigned agrees that the Bank may, for specific purposes necessary for transfer of claims, provide information related to the Undersigned's liabilities to the transferee and the credit appraiser. However, the Bank shall supervise the data users of the compliance with the confidentiality provisions of the Banking Act, the Personal Data Protection Act and related laws and regulations, and require them not to leak relevant information to any third party.

十六、 立約人與貴行一切往來之授信契據、票據及相關文件，應憑簽名或經濟部登記之公司印鑑章或蓋用立約人在本約定書上之留存印鑑即生效力。(本款為個別商議條款)

Any and all credit agreements, negotiable instruments and related documents between the Undersigned and the Bank will be deemed effective if signed or sealed with the Undersigned's signature, the seal specimen as registered with the Ministry of Economic Affairs or the specimen signature or seal authorized by the Undersigned in this Agreement (this provision is individually negotiated).

十七、 立約人對貴行所負之各宗債務，除另有約定外，悉依中華民國法律規定。

Unless otherwise agreed, the Undersigned's liabilities to the Bank shall be governed by and constructed in accordance with the laws of the Republic of China.

本約定書以貴行<u>南山廣場</u>分行所在地為履行地。如因本約定書、其他授信契據或相關文件涉訟時，同意以臺灣臺北地方法院或__________地方法院為第一審管轄法院。

The place of performance of this Agreement is the Bank's <u>Nan Shan Plaza</u> branch. In the event of any litigation arising from this Agreement, other credit agreements or related documents, the Undersigned agrees that the Taipei District Court or the __________ District Court shall have jurisdiction over such litigation as the court of first instance.

如立約人在其他國家、地區（包括但不限於中華人民共和國，下稱「中國」）有財產者，則在該國家、地區不適用前項約定管轄，應依照該地區（包括但不限於中華民國、中國或其他地區）相關法律適用法定管轄規定。

If the Undersigned has assets in other countries or territories (including but limited to the People's Republic of China, hereinafter China), then the agreed jurisdiction in the preceding paragraph does not apply in that country or territory, and the jurisdiction stipulations of related legislation of that territory (including but not limited to the Republic of China, China or other territories) shall apply.

十八、 立約人同意除遵守本約定書及相關授信契據之各項約定條款外，願將現行國際商會最新制訂實施之「信用狀統一慣例」、「託收統一規則」、「貿易條件解釋之國際規則」、「即付保證函統一慣例」、「銀行間補償統一規則」、「國際擔保函慣例」、管理外匯等各項規章作為本約定書之一部分並受其拘束。

The Undersigned agrees, except in observing the terms and conditions of this Agreement and related credit agreements, to treat the International Chamber of Commerce's most recently published foreign exchange rules and regulations, viz. "Uniform Customs and Practice for Documentary Credits (UCP)", "Uniform Rules for Collections (URC)", "Incoterms®", "Uniform Rules For Demand Guarantees (URDG)", "Uniform Rules for Bank-to-Bank Reimbursements (URR)", and "International Standby Practices (ISP)", as integral parts of this Agreement and to be bound thereby.

前項法令規章變更調整時，貴行得於符合變更調整後之法令規章規定下，依實際狀況變更、調整或終止本約定書相關條款。

Where there is amendment or revision to the rules and regulations listed in the preceding paragraph, the Bank may directly amend, change, or terminate relevant provisions in this Agreement according to the actual situation in order to comply with the stipulations of the amended or revised rules and regulations.

十九、 貴行為防制洗錢及打擊資助恐怖主義之目的，立約人同意貴行得依「洗錢防制法」、「資恐防制法」、「金融機構防制洗錢辦法」、「中華民國銀行公會銀行防制洗錢及打擊資恐注意事項範本」及「金融機構對經指定制裁對象之財物或財產上利益及所在地通報辦法」等相關法規，進行以下措施：

The Undersigned agrees that, for the purpose of preventing money laundering and countering terrorism financing, the Bank may take the following measures according to the stipulations of the "Money Laundering Control Act", the "Counter-Terrorism Financing Act", the "Regulations Governing Anti-Money Laundering

of Financial Institutions", the Bankers Association of the Republic of China's Specimen of "Guidelines Governing Anti-Money Laundering and Combatting the Financing of Terrorism by the Banking Sector", and the "Regulations Governing Reporting on the Properties or Property Interests and Locations of Designated Sanctioned Individuals or Entities by Financial Institutions":

（一） 貴行於發現立約人、交易相對人或交易關係人為受經濟制裁、外國政府或國際組織認定或追查之恐怖分子或團體者之時，得暫時停止立約人與貴行各項交易與業務關係而無須另通知立約人；貴行並得終止本約定書下之各項服務約定條款，惟貴行須於發生終止效力 60 天（含）前書面通知立約人。

In the event that the Undersigned, the Undersigned's trading counterparts or the related parties of transaction of the Undersigned are under economic sanction, or recognized or under investigation as a terrorist or terrorist organization by a foreign government or international organization, the Bank may, upon discovery of such fact, directly suspend any or all of the transactions or businesses covered in this Agreement without any prior notice to the Undersigned. The Bank may also terminate any or all of the provisions regarding the services covered in this Agreement; notwithstanding, the Bank shall give 60 days (inclusive) prior written notice to the Undersigned before the termination is effective.

（二） 貴行於定期審查立約人身分作業或認為必要時（包括但不限於立約人新增業務往來關係、身分背景資訊有重大變動，以及疑似涉及非法活動、疑似洗錢、資助恐怖主義活動、或媒體報導涉及違法之特殊案件等），得要求立約人於接獲貴行通知後 60 天（含）內提供審查所需之必要個人或公司資料（包括立約人之實質受益人或行使控制權之人及相關資訊）、或對交易性質與目的或資金來源進行說明，立約人逾期仍不履行者，貴行得以書面終止本約定書下之各項服務約定條款，並於終止之書面通知到達時發生效力。

In a periodic review of the Undersigned's identity or whenever the Bank deems necessary (including but not limited to when the Undersigned applies for a new service, has undergone a major change in identification or background information, caused suspicion of involvement in illegal activities, or is suspected of money-laundering, financing terrorist activities, or involved in special cases of legal violation reported by the media), the Bank may demand that the Undersigned provide the Bank with personal or corporate information necessary for identity review (including the Undersigned's beneficial owner or the party that exerts control and related information) or provide an explanation of the nature and purpose of transactions or sources of funds within 60 days (inclusive) after the receipt of the Bank's notice. In the event that the Undersigned fails to perform by the time limit, the Bank may terminate in written notice the provisions concerning the various services in this Agreement, and such termination shall take effect upon the arrival of the notice.

二十、 立約人對貴行所負一切債務，均應依照本約定書、其他授信契據或相關文件所載利率及計收標準計付利息、遲延利息、違約金。如無約定者，依照債權發生當日貴行公告之基準利率計付利息。除另有約定外，一年（含）以內之短期債務之利息採按日計息，按月支付；超過一年以上之中長期債務之利息採按月計息，按月支付，惟不足月部分則採按日計息。

For all the Undersigned's liabilities to the Bank, the interest, default interest and penalties shall be calculated and paid according to the interest rate and calculation and collection standards specified in this Agreement, other credit agreements or related documents. In the absence of any agreement, the interest shall be calculated and paid according to the Bank's publically announced base rate on the day that the creditor's right arises. Unless otherwise stipulated, the interest on short term liabilities of one year (inclusive) or less shall be calculated per diem and paid monthly, and the interest on medium and long term liabilities which are over one year shall be calculated monthly and paid monthly. For the liability period which is less than one month, the interest shall be calculated per diem.

按日計息債務之利息、遲延利息、違約金，新臺幣授信以一年三百六十五天為計息基礎，外幣授信依各幣別國際慣例為計息基礎，逢閏年亦同。如計息期間跨越新舊利率時，以新舊利率天數佔該期總天數之比例計算利息額。

For interest, default interest, and penalties of liabilities calculated per diem, TWD facilities shall be calculated on the basis of three hundred sixty-five (365) days in a year, while foreign currency facilities shall be calculated according to the international custom for each currency, and the same applies in the case of leap year. In the event that the interest rate changes within an interest period, the amount of interest shall be calculated pro rata based on the ratio of the number of days for which the old interest rate and the new interest rate apply to the total number of days during the given interest period.

二十一、 立約人依本約定書之約定申請動用授信額度，均願依約如數清償墊貸款、支付利息、開狀手續費、保證手續費、承兌手續費等各種費用。

In the event the Undersigned applies to drawdown facilities according to the provisions of this Agreement, the Undersigned agrees to repay advances and loans and pay interest, issuance fees, guarantee fees, acceptance fees and other kinds of fees pursuant to this Agreement.

立約人對貴行之貸款逾期還本時，應依原約定利率計付遲延利息；逾期還本或付息時，本金未清償餘額自借款到期日起，利息自繳息日起，逾期在六個月以內者，另按約定利率百分之十，逾期超過六個月部分，另按約定利率百分之二十計付違約金。

In the event that the Undersigned delays in repaying the principal, the Undersigned shall pay the default interest at the originally agreed rate. For default within six (6) months from the maturity date or interest payment date, the additional penalties on outstanding principal or unpaid interests shall be charged at ten (10) percent of the originally agreed rate, and for default in excess of six (6) months from the maturity date or interest payment date, additional penalties on outstanding principal or unpaid interests shall be charged at twenty (20) percent of the originally agreed rate for the portion still in arrears.

立約人未依約清償墊款或支付各種費用時，應自貴行墊款日或立約人應付之日起按當日貴行基準利率加計年息 3.95%計付遲延利息，並自墊款日或立約人應付之日起六個月以內者，另按遲延利息百分之十，逾期超過六個月部分，另按遲延利息百分之二十計付違約金。

In the event that the Undersigned delays in repaying advances or various fees as agreed, the Undersigned shall, starting from the date of the Bank's advance or the date on which the payment shall be made, pay default interest at the Bank's base rate plus 3.95% per annum. For default within six (6) months from the date of the advance or the date on which the payment shall be made, additional penalties shall be charged at ten (10) percent of the default interest, and for default in excess of six (6) months from the date of the advance or the date on which the payment was due, additional penalties shall be charged at twenty (20) percent of the default interest for the portion still in arrears.

外幣墊貸款或各種費用如未依約清償時，應依照到期日或應付之日當日貴行通知之一般外匯授信利率與貴行新臺幣基準利率加計年息 3.95%之孰高利率計付遲延利息；逾期償還本息時，自到期日起，逾期在六個月以內者，另按遲延利息百分之十，逾期超過六個月部分，另按遲延利息百分之二十計付違約金。

In the event that the Undersigned delays in repaying foreign currency advances or loans or various fees as agreed, the Undersigned shall pay the default interest at either the prevailing interest rate of foreign currency loans as notified by the Bank or the Bank's TWD base rate plus 3.95% per annum, whichever is higher, on the maturity date or the date on which the payment shall be made. For default within six (6) months from the maturity date, additional penalties shall be charged at ten (10) percent of the default interest, and for default in excess of six (6) months from the maturity date, additional penalties shall be paid at twenty (20) percent of default interest for the portion still in arrears.

貴行為實行各項債權所支出之必要費用，立約人應連帶負擔。

The Undersigned is jointly and severally liable for the Bank's necessary expenses in the enforcement of the creditor's rights.

二十二、基準利率、定儲利率指數及外幣基準利率訂價說明：

Determination of Base Rate, Time Savings Deposit Rate Index and Foreign Currency Benchmark Rate:

（一）基準利率

Base Rate

1. 訂價基礎：基準利率＝最近三個月金融業隔夜拆款利率算術平均值 ＋ 一定比率，「最近三個月金融業隔夜拆款利率算術平均值」係以「金融業拆款中心」所公布之金融業隔夜拆款利率算術平均值為計算之依據，「一定比率」係參酌貴行資金成本、作業成本及利率風險等因素據以訂定，貴行得視市場變化情形檢討調整之。

   Pricing basis: base rate = average interbank overnight call loan rate in the finance industry for the latest three months + a fixed percentage margin. The "average interbank overnight call loan rate in the finance industry for the latest three months" is calculated on the basis of the interbank overnight call loan rate published by the Interbank Money Center, and the "fixed percentage margin" is determined in consideration of the Bank's capital costs, operating expenses, interest rate risk and other factors. The Bank may observe market changes and review and adjust the base rate.

2. 利率取樣：以調整日前三個完整月份之「金融業拆款中心」所公布之金融業隔夜拆款利率算數平均值（四捨五入取至小數點第二位）為依據。

   Rate sampling: Based on the interbank overnight call loan rate published by the Interbank Money Center for the past three full months before the day of adjustment (rounding off to two decimal places).

3. 調整頻率：

   Rate adjustment frequency:

   (1) 基準利率每三個月定期調整一次，調整日期為每年 3/23、6/23、9/23、12/23（過達例假日則以次一營業日為調整日）。

   The base rate is adjusted regularly once every three months, and the adjustment dates are 3/23, 6/23, 9/23, and 12/23 every year (or the following business day if the adjustment date falls on holiday).

調整頻率彙整表

Rate Adjustment Frequency Table

調整日期 Adjustment Date	3/23	6/23	9/23	12/23

適用期間 Effectiveness Period	3/23-6/22	6/23-9/22	9/23-12/22	12/23-3/22
採樣日期 Sampling Period	12/1-2/29	3/1-5/31	6/1-8/31	9/1-11/30

(2) 月基準利率每一個月定期調整一次，調整日期為每月之 23 日（遇達例假日則以次一營業日為調整日）。

The monthly base rate is adjusted regularly once a month, and the adjustment dates are the 23rd day of each and every month (or the following business day if the adjustment date falls on a holiday).

調整頻率彙整表

Rate Adjustment Frequency Table

調整日期 Adjustment Date	每月 23 日 The 23rd day of each and every month
適用期間 Effectiveness Period	每月 23 日-次月 22 日 The 23rd day of each month to the 22rd day of the following month
採樣日期 Sampling Period	前三月 1 日~前一月最後一日 The first day of three months before the adjustment date to the last day of a month before the adjustment date

4. 如遇有重大不可抗力因素發生（如採樣機構合併、消滅、或無法提供金融業隔夜拆款利率時等），貴行得更改基準利率之訂價基礎。

In the event of force majeure factors (such as a merger of sampling institutions, or their elimination or inability to provide interbank overnight loan call rates), the Bank may change the pricing basis of the base rate.

（二）定儲利率指數

Time Savings Deposit Rate Index

1. 訂價基礎：定儲利率指數係於臺灣銀行、彰化銀行、華南銀行、第一銀行、合作金庫銀行、土地銀行、兆豐國際商業銀行、國泰世華銀行、臺灣中小企業銀行及中國信託商業銀行等國內知名銀行中選定採樣參考銀行（以撥款時貴行網站公告者為準），並以該等採樣參考銀行之「一年期定期儲蓄存款固定利率」平均值為基準。

Pricing basis: The rate is calculated by selecting reference banks (as publically announced on the website of the Bank at the time of disbursement) from the well-known domestic banks such as Bank of Taiwan, Changhua Bank, Hua Nan Bank, First Bank, Taiwan Cooperative Bank, Land Bank and Mega International Commercial Bank, Cathay United Bank, Taiwan Business Bank and CTBC Bank, based on the average rate of the reference banks' "one-year fixed rate time savings deposit".

2. 調整頻率：

Rate adjustment frequency:

(1) 三個月定儲利率指數為每三個月定期調整一次，調整日期為每年之 2/21、5/21、8/21 及 11/21（如調整日遇假日，以次一營業日為調整日），採樣日期為調整日當月 11 日至 17 日之平均利率為基準，時間以中央銀行當日公告資訊為準。指數以小數點以下第二位為準，小數點以下第三位四捨五入。

The rate for three-month fixed rate time savings deposit is adjusted regularly once every three months, and the adjustment dates are 2/21, 5/21, 8/21 and 11/21 (or the following business day if the adjustment date falls on a holiday). The adjustment is based on an average of the rates from the 11th to the 17th of the month which the adjustment date falls on (as publically announced on that day by the Central Bank of the Republic of China). The rate is rounding off to two decimal places.

調整頻率彙整表

Rate Adjustment Frequency Table

調整日期 Adjustment Date	2/21	5/21	8/21	11/21
適用期間 Effectiveness Period	2/21-5/20	5/21-8/20	8/21-11/20	11/21-2/20
採樣日期 Sampling Period	2/11-2/17	5/11-5/17	8/11-8/17	11/11-11/17

(2) 一個月定儲利率指數為每一個月定期調整一次，調整日期為每月之 21 日（如調整日遇假日，以次一營業日為調整日），適用期間為當月 21 日至次月 20 日止，採樣日期為調整日當月 11 日至 17 日之平均利率為基準，時間以中央銀行當日公告資訊為準。指數以小數點以下第二位為準，小數點以下第三位四捨五入。

The rate for one-month fixed time saving deposit is adjusted regularly once a month, and the adjustment dates are the 21st day of each and every month (or the following business day if the adjustment date falls on a holiday), and the effectiveness period is the 21st day of each month to the 20th of the following month, and the sampling period includes the average rate from the 11th day to the 17th day of the month which the adjustment date falls on (as publically announced on that day by the Central Bank of the Republic of China). The rate is rounding off to two decimal places.

調整頻率彙整表

Rate Adjustment Frequency Table

調整日期 Adjustment Date	每月 21 日 The 21st day of each and every month
適用期間 Effectiveness Period	每月 21 日-次月 20 日 The 21st day of each month to the 20th day of the following month
採樣日期 Sampling Period	每月 11 日-17 日 the 11th day to the 17th day of the month which the adjustment date falls on

3. 有下列各款情形之一者，立約人同意貴行得全權更改定儲利率指數之採樣參考銀行，並指定其他本國銀行替代之。

In the event of any of the following circumstances, the Undersigned agrees that the Bank may at its sole discretion change the reference bank, and designate one of the other main domestic banks as a replacement.

(1) 當採樣參考銀行中有合併、被合併、消滅、停業、破產、重整或有銀行法第 62 條遭勒令停業、監管、接管等情形之一者。

In the event of merger, acquisition, elimination, ceasing of operations, bankruptcy, reorganization or other situations resulting in that the Bank is ordered to suspend operations or go into conservatorship or receivership as provided in Article 62 of the Banking Act.

(2) 採樣參考銀行之中有停售一年期定期儲蓄存款固定利率產品者。

Any of the reference banks stops selling one-year fixed rate time saving deposit products.

（三）TAIBIR（臺灣短期票券報價利率指標）

TAIBIR (Taiwan Bills Index Rate)

票券公會於 2009 年 10 月制訂 TAIBIR 之規範及管理機制，經主管機關及中央銀行核備後，委託集保結算所辦理指標編製，每日台北營業日時間 11：00 整計算定盤利率，每日一盤，共產出 TAIBIR 01（當日初級發行利率報價定盤利率，係參考自行承銷之商業本票報價利率）及 TAIBIR 02（當日次級買賣利率報價定盤利率，係指短期受益證券或資產基礎證券以外之短期票券買入及賣出報價利率）等兩項指標，包含 10 天、20 天、30 天、60 天、90 天、120 天、150 天、180 天及 365 天，共 9 種天期。

Bills Finance Association formulated the regulations and management mechanism for TAIBIR in October 2009, and commissioned Taiwan Depository & Clearing Corporation (TDCC) to compile the indexes after the said regulations and mechanism were approved by the competent authority and the Central Bank of the Republic of China. The TAIBIR is calculated on a daily basis at 11:00 each Taipei business day. One Index Rate is offered per day. There are two indexes produced: one is TAIBIR 01 (the Primary Market Fixing Rate of the day, which is calculated by reference to the bid rate of underwriting commercial papers), and the other is TAIBIR 02 (the Secondary Market Fixing Rate of the day, referring to the bid/offer rates of short-term beneficial securities or short-term securities other than asset-backed securities). The tenors include 10 days, 20 days, 30 days, 60 days, 90 days, 120 days, 150 days, 180 days and 365 days, a total of 9 tenors.

（四）TAIBOR（台北金融業拆款定盤利率）

TAIBOR (Taipei Interbank Offered Rate)

係由各指定報價銀行提供各期別新臺幣拆款報價利率，報價銀行於台北營業日時間 11：00 提供報價資料，並由金融業拆款中心委託計算代理機構於 11：30 公布定盤利率，包含 1 週、2 週、1 個月、2 個月、3 個月、6 個月、9 個月及 12 個月天期之期間利率。

TAIBOR refers to the NTD interbank call-loan offer rates of various tenors provided by designated contributing banks. The contributing banks submit the rate data at 11:00 on a Taipei business day, which shall be calculated by an agency institution commissioned by Taipei Interbank Money Center, and the offered rates shall be announced at 11: 30. The tenors include 1 week, 2 weeks, 1 month, 2 months, 3 months, 6 months, 9 months and 12 months.

（五）外幣基準利率

Foreign Currency Benchmark Rate

1. SOFR（美元擔保隔夜融資利率）

   SOFR (Secured Overnight Financing Rate)

   以美國隔夜貨幣市場實際交易為基礎之無風險隔夜融資利率，紐約聯邦儲備銀行為管理機構。各天期之期間利率由替代利率工作小組（Alternative Reference Rates Committee, ARRC）選定芝加哥期貨交易所（CME）作為管理機構，包含1、3、6、12個月及其所推出其他天期之期間利率等，更新時間為每營業日美國中部時間（CT）5：00。

   SOFR represents a risk-free overnight financing rate calculated based on U.S. overnight money market's actual trading, for which Federal Reserve Bank of New York acts as a managing agency. Its interest rates of various tenors are managed by Chicago Mercantile Exchange (CME) as commissioned by the Alternative Reference Rates Committee (ARRC), and include 1, 3, 6, 12 month/months and other tenors being quoted. SOFR is updated at 5:00 U.S. Central Standard Time (CT) each U.S. business day.

2. TAIFX3（臺北外匯市場美金拆借利率）

   TAIFX3 (Taipei Foreign Exchange Market USD Interbank Rate)

   台北外匯經紀公司參考銀行同業拆款所編製的臺北外匯市場美金拆款利率，係指於參考時間（若該日非報價地營業日，則為前一個報價地營業日）以路孚特（Refinitiv）每日 TAIFX3 所公告資訊為取樣之標準。

   TAIFX3 represents the USD interbank call-loan rates in Taipei Foreign Exchange Market compiled by Taipei Forex Inc. by reference to interbank call-loan rates. It refers to the benchmark sampling based on the daily Refinitiv information announced by TAIFX3 at a reference time (or at the reference time of previous business day if such day falls on a holiday).

3. SONIA（英鎊隔拆平均利率）

   SONIA (Sterling Overnight Index Average Rate)

   銀行進行英鎊無擔保交易之隔夜融資利率，英國銀行（BOE）為管理機構。各天期之期間利率由英國無風險利率工作小組委託洲際交易所指標管理公司（ICE）及路孚特（Refinitiv）作為管理機構，共具兩版本。ICE 版為 2020/7/8 推出，包含1、3、6、12個月天期及其所推出其他天期之期間利率等，更新時間為每營業日格林威治標準時間（GMT）11：55；Refinitiv 版為 2020/7/21 推出，包含1、3、6、12個月天期及其所推出其他天期之期間利率等，更新時間為每營業日格林威治標準時間（GMT）11：50。

   SONIA refers to the overnight financing rate for banks' GBP unsecured transactions, for which Bank of England (BoE) acts as the managing agency. Its interest rates of various tenors are managed by Intercontinental Exchange (ICE) and Refinitiv commissioned by Working Group on Sterling Risk-Free Reference Rates. There are two versions available: The ICE version was launched on 2020/7/8, containing tenors of 1, 3, 6, 12 month/months and other tenors being quoted, and is updated at 11:55 Greenwich Mean Time (GMT) each U.K business day. The Refinitiv version was launched on 2020/7/21, containing tenors of 1, 3, 6, 12 month/months and other tenors being quoted, and is updated at 11:50 GMT each U.K business day.

4. TONA（東京隔夜平均利率）

   TONA (Tokyo Overnight Average Rate)

   日本銀行（BOJ）基於銀行申報且符合一定條件的無擔保隔夜拆借交易所推出之利率，日本銀行為管理機構；各天期之期間利率（TORF）由日幣利率指標委員會選定 Quick 作為管理機構，包含1、3、6個月天期及其所推出其他天期之期間利率等，更新時間為每營業日日本標準時間（JST）17：00。

   TONA refers to the interest rate quoted by Bank of Japan (BOJ) based on the JPY unsecured overnight call-loan transactions declared by banks and meeting certain conditions, for which Bank of Japan acts as the managing agency. Its interest rates of various tenors (TORF—Tokyo Term Risk Free Rate) are managed by Quick commissioned by Cross-Industry Committee on Japanese Yen Interest Rate Benchmarks, and include 1, 3, 6 month/months and other tenors being quoted. The rates are updated at 17:00 Japan Standard Time (JST) each Japan business day.

5. TIBOR（東京同業拆款利率）

   TIBOR (Tokyo Interbank Offered Rate)

   日本銀行家協會（JBA）參考日本銀行同業無擔保拆借市場所推出之利率，包含1週、1個月、2個月、3個月、6個月、12個月及其所推出其他天期之期間利率等，更新時間為每營業日日本標準時間（JST）13：00。

   TIBOR refers to the interest rates quoted by Japanese Bankers Association (JBA) by reference to Japan's JPY interbank unsecured call-loan market rates. Its tenors include 1 week, 1 month, 2 months, 3 months, 6 months, 12 months and other tenors being quoted. The rates are updated at 13:00 JST each Japan business day.

6. Euribor（歐元銀行同業拆借利率）

   Euribor (Euro InterBank Offered Rate)

   係基於歐元區銀行向批發貨幣市場中無擔保資金平均利率，由歐洲貨幣市場研究所發布，包含1週、1個月、3個月、6個月、12個月天期及其所推出其他天期之期間利率等，更新時間為每營業日歐洲中部時間（CET）11：00。

Euribor refers to the average interest rate for unsecured funds quoted by European Money Markets Institute (EMMI) based on Euro loans extended by banks in the euro area to the wholesale money market. Its tenors include 1 week, 1 month, 3 months, 6 months, 12 months and other tenors being quoted. The rates are updated at 11:00 Central European Time (CET) each Euro business day.

7. €STR（歐元短期利率）

€STR (Euro Short-Term Rate)

基於歐盟貨幣市場統計申報規定之歐元無擔保隔夜拆款交易所推出之利率，更新時間為每營業日歐洲中部時間（CET）9：00；各天期之期間利率（Term €STR）由歐洲中央銀行（ECB）選定洲際交易所指標管理公司（ICE）、路孚特（Refinitiv）及歐洲貨幣市場研究所（EMMI）作為管理機構，各天期之期間利率依照各管理機構所推出為準。

€STR refers to the interest rates quoted based on the Euro unsecured overnight call-loan transactions subject to EU money market statistical filing regulations, which are updated at 9:00 CET each Euro business day. Its interest rates of various tenors (Term €STR) are managed by ICE, Refinitiv and EMMI commissioned by European Central Bank (ECB). The prevailing interest rates of various tenors are published by the managing agencies.

8. SARON（瑞士隔夜平均利率）

SARON (Swiss Average Rate Overnight)

瑞士證交所公布之銀行隔夜附買回（RP）交易之瑞郎擔保利率，瑞士證交所為管理機構，更新時間為每營業日歐洲中部時間（CET）8：30。

SARON refers to the secured CHF interest rates for banks' overnight repurchase (RP) agreements announced by SIX Swiss Exchange, for which SIX Swiss Exchange acts as the managing agency. The rates are updated at 8:30 CET each Euro business day.

9. HIBOR（香港銀行同業拆借利率）

HIBOR (Hong Kong Interbank Offered Rate)

由香港銀行公會參照香港銀行同業市場所推出之利率，具兩種幣別，包含港元香港銀行同業拆息及人民幣香港銀行同業拆息（CNY HIBOR），其中港元包含1週、2週、1個月、2個月、3個月、6個月、12個月天期及其所推出其他天期之期間利率，人民幣包含1週、2週、1個月、2個月、3個月、6個月、9個月、12個月天期及其所推出其他天期之期間利率，更新時間為每營業日香港時間（HKT）11：00。

HIBOR refers to the interest rates launched by Hong Kong Association of Banks by reference to the rates prevailing in the Hong Kong interbank market. It is presented in two currencies: HKD HIBOR and CNY HIBOR. The HKD HIBOR includes tenors of 1 week, 2 weeks, 1 month, 2 months, 3 months, 6 months, 12 months and other tenors being quoted. The CNY HIBOR includes tenors of 1 week, 2 weeks, 1 month, 2 months, 3 months, 6 months, 9 months, 12 months and other tenors being quoted. The rates are updated at 11:00 Hong Kong Time (HKT) each Hong Kong business day.

10. SIBOR（新加坡銀行同業拆借利率）

SIBOR (Singapore Interbank Offered Rate)

由新加坡銀行協會（ABS）參照新加坡銀行同業市場所推出之利率，包含1個月、3個月、6個月、12個月天期及其所推出其他天期之期間利率，更新時間為每營業日新加坡時間（SGT）11：30。

SIBOR refers to the interest rates launched by the Association of Banks in Singapore (ABS) by reference to the rates prevailing in the Singapore interbank market. Its tenors include 1, 3, 6, 12 month/months and other tenors being launched. The rates are updated at 11:30 Singapore Time (SGT) each Singapore business day.

11. BBSW（澳大利亞銀行票據互換利率）

BBSW (Bank Bill Swap Rate)

由澳洲金融市場協會參考指定銀行所推出之票據利率，用作澳幣衍生性商品及證券定價之基準，包含1個月、2個月、3個月、4個月、5個月、6個月及其所推出其他天期之期間利率，更新時間為每營業日雪梨時間（AEST）10：00。

BBSW refers to the bill interest rates launched by Australian Financial Markets Association by reference to the rates provided by designated banks, which serves as a benchmark for the pricing of AUD derivatives and securities. Its tenors include 1, 2, 3, 4, 5, 6 month/months and other tenors being quoted. The rates are updated at 10:00 Australian Eastern Standard Time (AEST) each Australian business day.

12. 牌告利率

Board Rate

係參考各營業單位牌告之「存放款利率表」及貴行網站（www.esunbank.com.tw/bank/personal/deposit/rate/foreign/loan-rate）上揭示之外幣放款利率。

The Board Rate refers to the foreign currency loan rates disclosed in the "Deposit & Loan Interest Rate Table" announced by the Bank's branches and on the Bank's website (www.esunbank.com.tw/bank/personal/deposit/rate/foreign/loan-rate).

（六）外幣基準利率計息方式

The Calculation of Foreign Currency Benchmark Rate

1. 每日單利計息（Daily Simple）：每筆授信於計息期間每日所適用之利率基準，為該日之前5個報價地營業日的擔保隔夜融資利率，但如遇報價地非營業日，則應使用該報價地非營業日往前之最近報價地營業日的利率基準，並以年化百分比率（年率）為單位，期末方得知整段期間利率水準。

   Daily Simple Interest: A loan's applicable daily interest rate during the interest period is the secured overnight financing rate of the 5th business day prior to the calculation date in the quotation place. If the said date is not a business day in the quotation place, the interest rate of the most recent business day in the quotation place prior to the said non-business day in the quotation place shall be used for calculation. The rate shall be converted to an annual percentage rate (APR). The interest rate level of the entire interest period can be known at the end of the period.

2. 期間利率（Term Rate）：係指以大於1天之計息期間（如1、3、6個月等）的利率作為計息指標，並以年化百分比率（年率）為單位，可於期初得知整段期間利率水準。

   Term Rate: The interest rate for an interest period longer than 1 day (e.g. 1, 3, 6 month/months, etc.) is adopted as an interest calculation indicator, and the rate shall be converted to an APR. The interest rate level of the entire interest period can be known at the beginning of the period.

3. 每日單利預收息（Daily Simple In Advance）：該筆授信以預收利息方式計付利息（包含但不限出口押匯），係以該筆授信起始日前5個報價地營業日回推利率期間（需大於等於動用期間）之每日利息加總計算後結果，並以年化百分比率（年率）為單位，可於期初得知整段期間利率水準。

   Daily Simple In Advance: For a loan where interest is paid in advance (including but not limited to Export Bills Negotiation), the interest is calculated by adding up the daily interest that accrues during the interest period (which shall be longer than/equal to the drawdown period) starting from the 5th business day prior to the loan's commencement date in the quotation place. The rate shall be converted to an APR. The interest rate level of the entire interest period can be known at the beginning of the period.

（七）揭示方式：調整後之基準利率及定儲利率指數將於貴行各營業單位牌告之「存放款利率表」暨貴行網站（www.esunbank.com.tw）上揭示。外幣基準利率依各幣別管理機構於官網公告之每日基準利率或貴行取自路孚特（Refinitiv）之每日公告資訊為準。

Disclosure method: The adjusted Base Rate and Time Savings Deposit Rate Index shall be disclosed in the "Deposit & Loan Interest Rate Table" announced by the Bank's branches and on the Bank's website (www.esunbank.com.tw). The Foreign Currency Benchmark Rate shall be determined based on each currency's daily rate announced by its managing agency/agencies on their official website(s), or the Bank's daily announcement information got from Refinitiv database.

二十三、綜合對帳單為貴行依法令規定、契約約定、或基於風險管理等，以立約人與貴行約定方式寄送帳務資訊予立約人，其範圍包含存款、貸款、特定金錢信託、保險（要保人透過本行國內投保之有效（含停效）人身保險商品，不含產險、旅行平安保險、團險案件、電話行銷業務、網路投保業務或未簽署顧客資料運用同意書之保單），及立約人與貴行約定應涵蓋之其他範圍為準。

The comprehensive statement is provided by the Bank according to laws and regulations, contractual agreements, or based on risk management, etc. The comprehensive statement will be sent to the Undersigned in the manner agreed upon between the Undersigned and the Bank. The comprehensive statement includes information about deposits, loans, specific money trusts, insurance (including in-force and suspended life insurance policies applied through the Bank, excluding property and casualty insurance policies, travel insurance policies, group insurance policies, telemarketing insurance policies, online insurance policies, or policies without Customer Data Consent Form) and other scopes to be covered by the agreement between the Undersigned and the Bank

貴行寄送綜合對帳單之方式有透過郵件平信寄送紙本綜合對帳單及透過電子郵件或簡訊寄送電子綜合對帳單二種（非個人戶不適用簡訊寄送），立約人得擇一向貴行申請，貴行將以立約人於貴行最新約定申請之寄送方式為準並適用本條第一項立約人於貴行相關業務往來。

There are two ways for the Bank to send the comprehensive statement: sending the paper comprehensive statement by correspondence address and sending the electronic comprehensive statement by e-mail or text message (text message is not applicable to non-personal accounts). The Undersigned may choose one to apply to the Bank, and the Bank will follow the latest delivery method of comprehensive statement agreed by the Undersigned and the Bank and send the comprehensive statement including information stated in the preceding paragraph.

立約人得隨時向貴行申請變更綜合對帳單寄送方式及通訊地址、電子郵件信箱或手機號碼，一經變更，即自變更完成後之次月起依變更內容辦理。

The Undersigned may apply to the Bank at any time to change the method of sending the comprehensive statement and the mailing address, e-mail address or mobile phone number. Starting from the month after the change is completed, the Bank will send the comprehensive statement in accordance with the change.

如寄送綜合對帳單方式為郵件平信寄送紙本綜合對帳單者，貴行將寄送立約人申辦任一業務（包括但不限於存匯、信用卡等）所約定留存於貴行之最新「通訊地址」，若因通訊地址變更未通知貴行或有其他不可歸責於貴行之事由，以致紙本綜合對帳單遭退件，貴行將發送退件通知簡訊至立約人留存於貴行之最新手機號碼，且得停止寄送紙本綜合對帳單，並於次期應寄送綜合對帳單時再次發送退件簡訊通知，直至立約人

與貴行更新通訊地址或與貴行確認通訊地址無誤，始停止發送退件簡訊通知，並恢復寄送紙本綜合對帳單。

If the Undersigned applies to send the paper comprehensive statement by correspondence address, the Bank will send the paper comprehensive statement to the latest "correspondence address" provided by the Undersigned when applying for any business (including but not limited to deposits or credit cards, etc.). In the event that the paper comprehensive statement is returned because the Undersigned fails to notify the Bank of the change in correspondence address or for reasons not attributable to the Bank, the Bank will send a return notification by text message to the latest mobile phone number provided by the Undersigned, and the Bank may stop sending paper comprehensive statements. The Bank will continue to send the return notification next time when paper comprehensive statement shall be sent. Only until the Undersigned updates the correspondence address or the Undersigned confirms with the Bank that the correspondence address is correct, the return notification will not be sent and the paper comprehensive statement will resume sending.

如寄送綜合對帳單方式為電子郵件或簡訊寄送電子對帳單者，貴行將寄送立約人申辦任一業務（包括但不限於存匯、信用卡等）所約定留存於貴行之最新電子郵件信箱或手機號碼，若因電子郵件信箱錯誤、電子信箱空間不足、電子郵件信箱系統故障、手機電信業者回覆錯誤訊息、電子郵件信箱／手機號碼變更未通知貴行或有其他不可歸責於貴行之事由，以致貴行無法成功寄送電子綜合對帳單至立約人約定之電子郵件信箱或手機號碼時，貴行將寄發退件通知（電子郵件信箱退件以簡訊發送通知至立約人留存於貴行之最新手機號碼，簡訊退件則以電子郵件發送通知至立約人留存於貴行之最新電子郵件信箱），並持續於次期應寄送電子綜合對帳單時寄發退件簡訊／電子郵件通知，直至立約人與貴行更新電子郵件信箱／手機號碼或立約人排除寄送失敗之原因後，始停止發送退件簡訊／電子郵件通知。

If the Undersigned applies to send the electronic comprehensive statement by e-mail or text message, the Bank will send the electronic comprehensive statement according to the latest e-mail address or mobile phone number provided by the Undersigned when applying for any business (including but not limited to deposits or credit cards, etc.). In the event that the Bank cannot succeed sending the electronic comprehensive statement to the e-mail address or mobile phone number provided by the Undersigned due to an error in the Undersigned's e-mail mailbox, insufficient space in the Undersigned's e-mail mailbox, malfunctions in the Undersigned's e-mail mailbox system, a mobile phone operator's response to an error message, a change in the Undersigned's e-mail address/mobile phone number of which the Undersigned fails to notify the Bank, or other reasons not attributable to the Bank, the Bank will send a return notification (the return notification of electronic comprehensive statement sent by e-mail will be notified by text message to the latest mobile phone number provided by the Undersigned, and the return notification of electronic comprehensive statement sent by text message will be notified by e-mail to the latest e-mail address provided by the Undersigned). The Bank will continue to send the return notification to the mobile phone number/e-mail address next time when the electronic comprehensive statement shall be sent. Only until the Undersigned updates the e-mail address/mobile phone number or the Undersigned eliminates the cause of the failure of the delivery, the return notification will not be sent.

貴行依本條第二、四、五項寄發綜合對帳單予立約人，立約人瞭解並同意貴行基於確保立約人權益，貴行得主動以書面、電話、簡訊（語音）、電子郵件、行動銀行推播或其他適當方式進行相關權益通知。

The Bank will send a comprehensive statement to the Undersigned in accordance with the second, fourth, and fifth paragraph under this Article. The Undersigned understands and agrees that in order to ensure the rights and interests of the Undersigned, the Bank may proactively notify the relevant rights in writing, telephone, text (voice) message, e-mail, push notifications in the Mobile Banking or other appropriate methods.

立約人若未收到綜合對帳單，應即向貴行反應或至個人網路銀行、行動銀行查詢近十二個月內之綜合對帳單，或得透過貴行客服中心申請補發近三個月內之綜合對帳單，如超逾三個月則須至貴行臨櫃申請各項業務之對帳明細資料。

In the event that the Undersigned does not receive the comprehensive statement, the Undersigned should react to the Bank immediately or go to Personal Internet Banking or Mobile Banking to check the comprehensive statement within the past twelve (12) months, or request a reissue of the comprehensive statement within three (3) months through the Bank's Customer Service Center. In the event that the issuing month of the comprehensive statement which the Undersigned request for falls more than three months, the Undersigned must go to the Bank's branches to apply for the comprehensive statement.

綜合對帳單寄送方式之變更，應透過貴行官網、個人網路銀行、行動銀行、全球智匯網、客服中心（銀行客戶服務中心：0800-30-1313）或至任一分行辦理，並於次期綜合對帳單生效。

The Undersigned shall modify the delivery method of comprehensive statement via the Bank's official website, Personal Internet Banking, Mobile Banking, Customer Service Center (Customer Service Hot Lines：0800-30-1313) or any branches. The change will take effect in the next billing period of the comprehensive statement.

立約人收到綜合對帳單後應即核對內容，核對後如認為綜合對帳單所載之交易內容有疑義時，應於收受之日起四十五日內以書面或其他雙方約定之方式通知貴行查明，逾期未提出異議者視為貴行帳載無訛。

The Undersigned shall check the contents right after receiving the comprehensive statement. If the Undersigned considers there is any error in the transaction content contained in the comprehensive statement, the Undersigned shall notify the Bank in writing or other methods agreed between the Undersigned and the Bank within forty-five

(45) days from the date of receipt. For those who does not file an objection within the aforementioned deadline, the error on the comprehensive statement shall be deemed not to exist.

有關綜合對帳單之印製及寄送，貴行得依法委由第三人處理。如有下列情形之一，貴行得有權暫時中斷或停止綜合對帳單寄送服務，惟貴行應儘速修復，以確保立約人權益不受影響：

The Bank may commission a third party to prepare and send comprehensive statements according to the laws and regulations. For any of the following circumstances, the bank may temporarily suspend or stop the comprehensive statement service, however the Bank shall repair the service as soon as possible to ensure that the rights and interests of the Undersigned are not affected:

(一) 發生突發性電子通訊設備或資訊軟硬體設備故障或貴行合作之協力廠商系統軟硬體設備故障或失靈時。

The Bank or the cooperative supplier of the Bank has a sudden, unexpected malfunctions of the electronic communication device or information software/hardware device.

(二) 發生天災等外力不可抗拒之因素。

Force majeure factors such as a natural disaster.

立約人使用綜合對帳單服務所生之損害，如係因可歸責於立約人所致者，貴行不負賠償責任。

The Bank shall not be liable for any loss or damage attributable to the Undersigned of the comprehensive statement service.

有關綜合對帳單之相關約定，除立約人與貴行另有約定外，以本條為準。

Unless otherwise agreed, the agreement of comprehensive statement service under this Article shall govern.

貳、 各項授信特約條款

II. Specific Terms and Provisions

一般（擔保）放款 General (Secured) Loan

一、本授信額度、額度使用期間、借款利率、動用方式、貸放期間及償還方式均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

The credit amount, the availability period of the facility, the interest rate, the disbursement method, the term of loan, and the repayment shall be as stipulated in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

二、立約人同意貴行將各次借款款項撥入立約人於貴行開立之帳戶，或依立約人指定方式撥款時，即視為立約人已收到借款。

The Undersigned agrees in the event that the Bank disburses a loan into an account opened by the Undersigned at the Bank, or in the event that the Bank disburses a loan in the manner designated by the Undersigned, the Undersigned shall be deemed to have received the loan.

（擔保）透支 (Secured) Overdraft

（刪除 omitted）

墊付國內票款 Advance on Domestic Negotiable Instruments

（刪除 omitted）

開發國內信用狀 Issuance of Domestic Letters of Credit (L/Cs)

（刪除 omitted）

委任保證 Bank Guarantee

（刪除 omitted）

委任承兌（保證）票據 Bank Acceptance (Guarantee) of Negotiable Instruments

（刪除 omitted）

外幣一般（擔保）放款 Foreign Currency (Secured) Loans

一、立約人向貴行申請外幣借款（包括週轉金貸款、D/A、D/P、O/A 融資等），本授信額度、額度使用期間、動用方式、貸放期間、借款利率均依貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

Where the Undersigned applies to the Bank for foreign currency loans (including revolving loans, D/A, D/P, O/A financing), the credit amount, the availability period of the facility, the disbursement method, the term of loan and

the interest rate shall be as stipulated in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

二、立約人同意貴行將各次借款款項撥入立約人於貴行開立之帳戶，或依立約人指定方式撥款時，即視為立約人已收到借款。

The Undersigned agrees in the event that the Bank disburses a loan into an account opened by the Undersigned at the Bank, or in the event that the Bank disburses a loan in the manner designated by the Undersigned, the Undersigned shall be deemed to have received the loan.

本授信有關進口融資部分，請貴行撥貸後匯付償還立約人經由貴行辦理之 D/A、D/P、O/A 等所應付之外匯款項。

In the case of import financing under this credit facility, the Undersigned request that the Bank use the disbursement to repay the foreign currency indebtedness borne the Undersigned under the D/A, D/P, O/A financing by the Bank.

三、立約人最遲應於每筆借款到期日，將外幣借款本息按償還當時貴行指定或雙方議定之匯率折算新臺幣清償，或按立約人另向貴行所訂立預購遠期外匯契約之約定匯率折合新臺幣償付貴行，或以原幣償付貴行。如到期不履行，而所借外幣對新臺幣匯率有變動時，立約人願自行承擔匯率風險。

The Undersigned shall, no later than the maturity of each loan, repay the principal and pay the interest of the foreign currency loan in TWD as converted at the exchange rate designated at the time by the Bank or negotiated by both parties, or at a rate in a forward exchange agreement signed by the Undersigned together with the Bank, or repay the Bank in the original foreign currency. In the event of default, if the exchange rate of foreign currency to TWD changes, the Undersigned is willing to bear the exchange rate risk on its own.

四、立約人得以其他外幣向貴行申請在 D/A、D/P、O/A 項下借款，但每筆金額應依貴行指定或雙方議定匯率折算為美金計算，並在本項授信所訂之借款額度內週轉，如因匯率變動或其他原因致使立約人在本項授信下借款金額超過本項授信所訂之借款額度時，其超過部分仍應由立約人連帶負責清償。

The Undersigned may apply for loan in other currency under the D/A, D/P and O/A financing, but each drawdown amount shall be calculated in USD at an exchange rate designated by the Bank or negotiated by both parties, and shall be within the credit amount of this credit facility. In the event that the total drawdown amount of the Undersigned exceeds the credit amount of this credit facility due to a change in exchange rate or any other reason, the Undersigned shall remain jointly and severally obligated for repayment of the excess portion.

五、立約人申請在 D/A、D/P、O/A 項下進口融資時，經貴行同意得在本授信之借款額度內向貴行申請擔保提貨或副提單背書，每次動用時應檢具切結書（進口託收擔保提貨或副提單背書專用）暨貴行要求之有關契據、文件。立約人均承認依每筆切結書內容暨有關契據文件金額及約定事項，對貴行所負之損害賠償責任至國外單據寄達貴行由立約人辦妥票據承兌或付款止。

In the event that the Undersigned applies to import merchandise under the D/A, D/P and O/A financing, the Undersigned may, upon agreement by the Bank, apply for shipping guarantee and duplicate bill of lading endorsement within the credit amount of this credit facility. Each time when the Undersigned make drawdown for the shipping guarantee and duplicate bill of lading endorsement purpose, the Undersigned shall provide an affidavit (exclusively for import collection shipping guarantee or duplicate bill of lading endorsement) as well as the related agreements and documents as required by the Bank. The Undersigned acknowledges the contents of each affidavit, the amounts and stipulated matters in the related agreements and documents. The Undersigned is liable for all damages suffered by the Bank until the foreign documents are delivered to the Bank and the acceptance or payment of the negotiable instrument is handled by the Undersigned.

六、立約人申請在 D/A、D/P、O/A 項下借款時，得由立約人出具「動用申請書」或其他書類憑證，申貸新臺幣短期性放款委請貴行將款項抵償之，並以本約定書為借款之證明，不另立契據，且願遵守下列約定：

When the Undersigned applies for loan under the D/A, D/P and O/A financing, the Undersigned may submit Drawdown Application or other documents or certificates to draw a short term TWD loan and request that the Bank offset the payment. The Undersigned agrees to treat this Agreement as the certificate of the loan, without any additional agreement, and agrees to comply with the following:

（一）貸放期間及利率依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

The availability period of the facility and interest rate shall be as stipulated in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

（二）貸放日期縱在本授信額度使用期間之後仍得辦理。

Drawdowns can be made even after the availability period of the facility.

七、本授信下借款所購或所售物資，如在運送途中遭遇海難、兵盜、水火或其他不可抗力之事變，致全部或一部毀損或價值低落，或有保險公司拒絕賠款或賠款不足或延宕賠款等情形，或因其他原因致無法進口或出口時，立約人均願自行承擔。

In the event of shipwreck, piracy, flooding or fire or other force majeure event resulting in destruction or deterioration in value of all or part of the merchandise bought or sold through a loan under this credit facility during the transport, or the refusal to make indemnity payment or inadequate payment or delay payment by the insurance company under the insurance policy, or any other reasons resulting in inability to import or export, the Undersigned is willing to

bear all liabilities on its own.

外銷貸款 Export Loans

（刪除 omitted）

出口押匯 Export Negotiations

（刪除 omitted）

開發國外信用狀 Issuance of International Letters of Credit (L/Cs)

（刪除 omitted）

綜合額度 Comprehensive Facility

一、綜合額度係指貴行對立約人於約定授信用途內各項授信之最高額度。在綜合額度內，貴行得依個別授信用途另訂單項額度，載明於本約定書各相關部份，為各該授信項目之最高額度。各單項授信額度之總和，得超過綜合額度，惟立約人實際動用時，倘擬動用之金額與已動用之授信本金餘額合計，已超過綜合額度者，雖未超過該擬動用之單項額度，仍應受綜合額度之限制，不得逾限動用。

The comprehensive facility is a maximum amount of the credit lines extended by the Bank to the Undersigned for the agreed-upon purposes. Within the credit limit, the Bank may grant individual credit lines for certain credit purposes to the Undersigned, as set forth in the relevant parts of this Agreement, and set credit limits for the individual credit lines respectively. The aggregate sum of the individual credit limits may exceed the credit limit of the Comprehensive Facility; however, at each drawdown, if the amount that has already been drawn by the Undersigned previously together with the amount being drawn at the time exceeds the credit limit of the Comprehensive Facility, notwithstanding that the amount drawn at the time does not exceed the individual credit limit, it shall remain subject to the credit limit of the Comprehensive Facility, and the Undersigned may not request to drawdown the amount in excess of the credit limit of the Comprehensive Facility.

二、立約人得在綜合額度及各單項額度內循環動用，額度動用涉及幣別轉換者，本授信額度之計算，依動用時貴行所訂或雙方議定匯率折算之。如涉及匯率變動或其他原因致使動用金額超過單項授信額度或本項授信額度時，其超逾部分立約人仍應負連帶清償責任。

The Undersigned may request to drawdown the facility in a revolving fashion within the credit limit of the Comprehensive Facility and the individual credit limits. If the drawdown involves foreign currency conversion, the determination of the credit amount will be based on the prevailing exchange rates designated by the Bank or negotiated by both parties at the time of the drawdown. In the event that the amount drawn exceeds the individual credit limits or the credit limit of the Comprehensive Facility due to a change in the exchange rate or other reasons, the Undersigned shall remain jointly and severally liable to repay the excess portion.

三、本授信額度、額度循環使用期間及其他授信條件，除其他授信契據或相關文件另有約定者外，均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

The credit amount, the availability period of this revolving facility and other credit conditions are all as stipulated in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned, unless otherwise agreed and stipulated in other credit agreements or related documents by the Undersigned and the Bank.

四、本授信於循環使用期間內動用，其清償期縱在該使用期間之後，立約人仍願依本約定書約定負連帶清償責任。

When the drawdown is made within the availability period of this revolving facility, notwithstanding the date of repayment is after such availability period, the Undersigned still agrees to be jointly and severally liable as stipulated by this Agreement.

五、動用本授信時，應由立約人向貴行提出貴行認可之動用相關申請書類及各相關文件，於貴行同意後始得動用，每筆授信期間依申請書之記載為準。各項申請書、文件等均視為本約定書之一部分，與本約定書具同等效力。

When applying drawdown under this credit facility, the Undersigned shall present to the Bank the Drawdown Application and related documents recognized by the Bank and may only drawdown after the Bank's approval, and the period of each drawdown is as stipulated in the Drawdown Application. Applications and documents are all deemed as part of this Agreement, and have the same legal effect as this Agreement.

六、本授信之借款由貴行撥入立約人與貴行往來帳戶，或撥付立約人指定用途，即視為收到借款。

In the event that the Bank disburses a loan into an account opened by the Undersigned at the Bank, or in the event that the Bank disburses a loan in the manner designated by the Undersigned, the Undersigned shall be deemed to have received the loan.

七、立約人最遲應於每筆墊貸款到期日，將外幣墊貸款本息按償還當時貴行指定之匯率折算新臺幣清償，或按立約人另向貴行所訂立預購遠期外匯契約之約定匯率折合新臺幣償付貴行，或以原幣償付貴行。如到期不履行，而墊貸款對新臺幣匯率有變動時，立約人願自行承擔匯率風險，貴行並得將本息及相關費用一併以轉換日貴行掛牌賣匯匯率折換為新臺幣列帳，惟貴行並無折換之義務。

The Undersigned shall, no later than the maturity of each loan or each advance, repay the principal and pay the interest of the foreign currency loan or advance in TWD as converted at the exchange rate designated at the time by the Bank, or at a rate in a forward exchange agreement signed by the Undersigned together with the Bank, or repay the Bank in the original foreign currency. In the event of default, if the exchange rate of foreign currency to TWD changes, the Undersigned is willing to bear the exchange rate risk on its own, and the Bank may unilaterally convert the principal, the interest and related expenses at the Bank's Board Rate on the conversion date. Nevertheless, the Bank does not have the obligation of conversion.

八、本授信餘額之認定，立約人均同意以立約人所出具之各「動用申請書」、「開發信用狀申請書」、「票據」等所載金額或貴行之相關傳票、帳簿記載之金額為準。

The Undersigned agrees the outstanding balance of this credit facility shall be as stipulated in the Drawdown Application, the Issuance of Letter of Credit Application, negotiable instruments submitted by the Undersigned, or the amounts recorded on the Bank's slips or account books.

參、 其他特約條款

Other Special Terms and Provisions

一、立約人委任並授權貴行得免憑立約人之存摺及取款條或支票，利用自動化設備或由貴行任一有權簽章人員簽發或蓋印相關憑證，自立約人開設於貴行 活期 存款第 0657-940-015666 號帳戶、 外匯活期 存款第 0657-879-509666 號帳戶、第＿＿＿＿＿＿＿＿＿號帳戶（限於境內法人於國際金融業務分行開立之授信目的帳戶）自動轉帳取償本授信之有關債務及費用（包括本金、利息、因債務不履行而生之遲延利息、違約金、手續費、額度作業費、信保基金手續費、保險費、實行本授信債權之費用等），於全部債務清償完畢前，非經貴行同意，立約人不得任意終止、撤回或限制授權，亦不將前開存款帳戶結清，並以本約定書為授權之證明。

The Undersigned entrusts and authorizes that the Bank to, without using the Undersigned's passbook and withdrawal slip/check, automatically transfer funds from demand deposit account no. 0657-940-015666 or from foreign currency deposit account no. 0657-879-509666 or from account no. ＿＿＿＿＿ (limited to a domestic juristic person's OBU account for loan purposes) opened by the Undersigned at the Bank in repayment of related debts and expenses and fees (including principal, interest, penalties, processing fees, facility fees, SMEG service fee, insurance fees and expenses in the enforcement of the creditor's rights, etc.) through automated equipment or relevant certificate(s) issued or stamped by any personnel at the Bank with signing authority. Before all indebtedness has been repaid in full, the Undersigned may not willfully terminate, withdraw or limit the authorization without the agreement of the Bank, and may not close the aforementioned accounts. This Agreement shall be deemed to be the certificate of said authorization.

二、立約人同意於貴行設立之備償專戶（即活期存款第＿＿＿＿＿＿＿＿＿號帳戶）所收款項，係作為立約人對貴行一切債務之擔保，非經貴行同意不得動用該款項。

The Undersigned agrees that funds deposited in the dedicated reserve account established at the Bank (namely, Demand Deposit account no. ＿＿＿＿＿＿＿) serve as security for all the Undersigned's liabilities to the Bank. Without approval from the Bank, the Undersigned may not draw on these funds.

貴行得依留存印鑑轉帳抵償立約人結欠貴行之一切債務，抵償之金額、順序、日期及方法悉由貴行決定。另貴行亦得轉帳存入立約人於貴行所開立之＿＿＿＿＿存款第＿＿＿＿＿＿＿＿＿號帳戶，但貴行並無代辦義務。

The bank may unilaterally transfer funds to offset all indebtedness owed by the Undersigned to the Bank by the Undersigned's seal or signature specimen the Bank keeps on file, and the offset amount, the order, the date and manner are all at the Bank's discretion. The Bank may also transfer into the Undersigned's＿＿＿＿ deposit account no. ＿＿＿＿＿＿＿at the Bank; nevertheless, the Bank does not have the obligation to do so on the Undersigned's behalf.

三、立約人同意向貴行申請於支票存款第＿＿＿＿＿＿＿＿＿號帳戶陸續透支借款，餘依本約定書之【貳、各項授信特約條款】之（擔保）透支規定辦理。

The Undersigned agrees to apply to the Bank for multiple overdraft borrowing from checking account no.＿＿＿＿. The balance is to be handled according to the stipulations under **(Secure) Overdraft in II. Specific Terms and Provisions.**

四、其他約定：

Other Stipulations:

肆、 個別商議條款

Individually Negotiated Provisions

立約人特此聲明已於合理期間審閱上開全部條款，尤其對【壹、共通條款】：第五條第一項第六、七、八款及第二項第五款、第六條、第十六條，經雙方個別商議後，立約人完全充分瞭解內容並同意後蓋章。

The Undersigned hereby declares that it has reviewed the above terms and provisions of this Agreement within a reasonable period of time, in particular: the subparagraphs 6, 7, and 8 of paragraph 1 of Article 5, the subparagraph 5, 6 of paragraph 2 of Article 5, the Article 6 and the Article 16 in "I. General Terms and Provisions". The aforementioned provisions are individually negotiated by both parties, and are fully and wholly understood and agreed upon the seal of the Undersigned below.

借款人(BOWWER)：美超微電腦股份有限公司 （留存印鑑）

連帶保證人(GUARANTOR) ：________________ （留存印鑑）

連帶保證人(GUARANTOR) ：________________ （留存印鑑）

連帶保證人(GUARANTOR) ：________________ （留存印鑑）

玉山銀行
To E.SUN Bank

立約人聲明已於合理期間審閱上開全部條款內容並已充分瞭解，承諾簽訂本授信總約定書，簽章於下：
The Undersigned declares that it has reviewed the above terms and provisions within a reasonable period of time, and fully and wholly understands the contents and consents to enter into this General Credit Agreement upon the signature/seal below:

借 款 人(BORROWER)：美超微電腦股份有限公司 (簽章 Signature/Seal)
統一編號(Tax ID number)：12729477
地　址(Address)：新北市中和區建一路150號3樓
負 責 人(Responsible Person)：梁見後
簽立日期：中華民國 111 年 8 月 9 日
(Date of Signature: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

連帶保證人(GUARANTOR)： (簽章 Signature/Seal)
統一編號(Tax ID number)：
地　址(Address)：
簽立日期：中華民國　年　月　日
(Date of Signature: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

連帶保證人(GUARANTOR)： (簽章 Signature/Seal)
統一編號(Tax ID number)：
地　址(Address)：
簽立日期：中華民國　年　月　日
(Date of Signature: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

連帶保證人(GUARANTOR)： (簽章 Signature/Seal)
統一編號(Tax ID number)：
地　址(Address)：
簽立日期：中華民國　年　月　日
(Date of Signature: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

授信戶號 001576　　　核章________ 經辦________ 驗印________

印鑑留存約定書

Seal/Signature Specimen Filing Agreement

立約人與貴行授信往來之印鑑以下列共□壹式☑_貳_式，憑☑壹式□____式有效。 For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or ☑ _2_ effective seals/signatures, and ☑ 1 seal/signature or □ ____ seals/signatures is/are required.	核章
留存印鑑 (Signature/Seal) 美超微 電腦股份 有限公司 銀行專用章 負責人 梁見後	 經辦 註銷日期/人員

立約人與貴行授信往來之印鑑以下列共□壹式□___式，憑□壹式□____式有效。 For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ___ effective seals/signatures, and □ 1 seal/signature or □ ____ seals/signatures is/are required.	核章
留存印鑑 (Signature/Seal)	 經辦 註銷日期/人員

立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。 For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ___ effective seals/signatures, and □ 1 seal/signature or □ ____ seals/signatures is/are required.	核章
留存印鑑 (Signature/Seal)	 經辦 註銷日期/人員